Private and confidential

Rolls-Royce plc PO Box 31,Derby DE24 8BJ,England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.
3375 Koapaka Street
Suite G350
Honolulu, Hawaii 96819
USA

December 20, 2013

Dear Sirs,

AMENDMENT NUMBER FIVE ("AMENDMENT 5") TO THE GENERAL TERMS AGREEMENT REFERENCE DEG 5327 BETWEEN ROLLS-ROYCE PLC, ROLLS-ROYCE TOTAL CARE SERVICES LIMITED ("ROLLS-ROYCE") AND HAWAIIAN AIRLINES, INC. ("HAWAIIAN"), DATED OCTOBER 27, 2008 AS AMENDED (THE "AGREEMENT")

BACKGROUND:

(A)     The Parties entered into the Agreement.

(B)
The Parties wish to amend certain terms of the Agreement that relate to escalation, payment terms and the charges adjustment matrix terms; such amended terms shall apply from the date of this Amendment 5.

(C)     This Amendment 5 sets out the provisions agreed by the Parties in relation to the above.

AGREED TERMS:

1.    INTERPRETATION

In this Amendment 5 capitalised terms that are not otherwise defined have the same meaning as given to them in the Agreement.

2.    REPRESENTATIONS AND WARRANTIES

2.1    General

Each Party makes the following representations and warranties to the other:

(a)	it is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and, if relevant under such laws, in good standing;

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 5 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

(b)
it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Amendment 5 and the transactions contemplated by it;

(c)	the entry into and performance by it of, and the transactions contemplated by, this Amendment 5 do not and will not conflict with:

(i) any law applicable to it;

(ii) its constitutional documents; or

(iii) any agreement or instrument binding upon it or any of its assets;

(d)
the obligations expressed to be assumed by it in this Amendment 5 are legal, valid and binding obligations enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganisation or other laws of general application affecting the enforcement of creditors’ rights);

(e)
its payment obligations under this Amendment 5 rank at least equally with all its other present and future unsecured and unsubordinated payment obligations except for obligations preferred on a mandatory basis by Law applying to companies generally.

2.2    Survival

Each of the representations and warranties survive the execution of this Amendment 5.

3.    AMENDMENTS TO THE AGREEMENT

3.1
The escalation formula detailed in Exhibit E-1 Schedule 2 – Engine Base Price Escalation Formula of the Agreement is deleted in its entirety and replaced with the formula detailed in Appendix A to this Amendment 5.

3.2	The payment terms detailed in Exhibit G – TotalCare Provision, Clause 3 of the Agreement are amended as follows:

[**]

3.3	The [**] detailed in [**] of the Agreement is deleted in its entirety and replaced with the [**] detailed in Appendix B to this Amendment 5.

4.     ASSIGNMENT

The terms and conditions of this Amendment 5 are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in the third paragraph of Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment 5 shall be void.

5.     GENERAL

All rights, obligations and liabilities under this Amendment 5 shall be subject to and in accordance with the provisions of the Agreement and, except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect and this Amendment 5 is made without prejudice to either

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 5 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

of the Parties' existing rights (unless expressly stated in this Amendment 5) set forth or arising under the Agreement. In the event of any conflict between the terms of this Amendment 5 and the Agreement, the terms of this Amendment 5 shall prevail.

For the avoidance of doubt, any default by Hawaiian under this Amendment 5 shall be considered a default under the Agreement.

6.     CONFIDENTIALITY

The provisions of this Amendment 5 are confidential in accordance with Clause 10 of the Agreement, and shall not (except as provided in Clauses 10.7 and 14.12 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

7.     INTEGRATION

This Amendment 5 constitutes a "writing" within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

8.     INCORPORATION BY REFERENCE

The terms and provisions of Clauses 14.3, 14.5, 14.6, 14.7, 14.8, 14.9 and 14.13 of the Agreement are hereby incorporated by reference, as though fully set forth herein.

Signed for and on behalf of:                Signed for and on behalf of:

HAWAIIAN AIRLINES, INC.	ROLLS-ROYCE PLC

By:     /s/ Scott Topping            By:    /s/ Carl Brazier

Printed     Scott Topping                    Printed     Carl Brazier

Title:    EVP, CFO and Treasurer            Title:    Commercial Manager

Signed for and on behalf of:                Signed for and on behalf of:

HAWAIIAN AIRLINES, INC.	ROLLS-ROYCE TOTALCARE SERVICES LIMITED

By:                             By:    /s/ J. Shannahan

Printed                             Printed     J. Shannahan

Title:                            Title:    Director

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 5 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

Appendix A to Amendment 5
EXHIBIT E-1
SCHEDULE 2 – ENGINE BASE PRICE ESCALATION FORMULA

[**]

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 5 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

Private and confidential

Appendix B to Amendment 5

[**]

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England                      Amdt 5 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential